Exhibit 99.5

Ravi Saligram

President

ARAMARK

INTERNATIONAL

ARAMARK International’s Reported Revenues $’s in billions

1 3

% CAGR

$1.0 $1.0 $1.1 $1.2 $1.4 $1.8

1999 2000 2001 2002 2003 2004

Business, Sports and Entertainment

Education and Healthcare

International

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ARAMARK International’s True Size and Scope

2004 Reported Revenues $1.8 billion

2004 Revenues Including JV’s $3.1 billion

UK

Canada

Other Korea

Belgium

Spain Chile

Germany

Majority Owned Subs

Japan

Ireland

Includes $1.8 billion of international sales as reported plus $1.3 billion of sales from minority-owned JV’s.

Business, Sports and Entertainment

Education and Healthcare

International

Uniforms

Concentration in Europe with Growth in Asia and the Americas

Americas

Europe

Asia

Business, Sports and Entertainment

Education and Healthcare

International

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ARAMARK International’s Operating Income Growth $’s in millions

16% CAGR

Operating Margin $32 $40 $39 $46 $60 $66

3.3%

3.6%

1999 2000 2001 2002 2003 2004

Business, Sports and Entertainment

Education and Healthcare

International

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Consumer Trends in Europe and Japan

Consumer Demographic/ Behavioral Shift

Trends

ARAMARK

Implications/Response

Obesity/ Well Being

Single Households

Aging Population

Healthy Options

Convenience Snacking

Senior Homes

Fresh Foods/Menus

Grab’n Go, Coffee Bars C Stores

Growth in Senior Sector

Business, Sports and Entertainment

Education and Healthcare

International

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Client Trends in Europe and Japan

Client

Behavioral Shift

Trends

ARAMARK

Implications/Response

B&I Maturing

Hospital Cost Pressures

Fixed Price/P&L

Increased Outsourcing

End-Consumer Focus

Focus on Hospitals Sector; Utilize US Expertise

Business, Sports and Entertainment

Education and Healthcare

International

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Driving Added Value to Clients: Success Stories

ARAMARK
Investor Day 2005

Sector	Country	Site	Theme	Results	Effect
Defence (MOD)	UK	Wattisham	Retail Innovation	# of transactions tripled, average spend doubled	Awarded Mid Hants Super Mac
Healthcare	China	Punan Hospital, Shanghai	Pioneering Partnership	Client eliminated logistics dept.; staff/patient meals revenue up 50%+	Showcase/ Advocacy
S&E	Spain	Montemelo Race Track	Drive Attendance	Attendance doubled; best F1Grand Prix	New Sites

8

Business, Sports and Entertainment | Education and Healthcare | International | Uniforms

ARAMARK

International Strategies

1. Achieve a top 3 presence in countries representing 80%+ of world’s GDP

2. Accelerate organic growth . . . build B&I, diversify into Healthcare, Education and S&E

3. Drive margin improvement

4. Selective acquisitions

5. Focus on the end consumer

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #1: “Top 3” Position

Region

Major Countries

World % GDP

ARAMARK

Top 3 Position

Europe Germany 6.6% Y

UK 4.9% Y Ireland* 0.4% Y Spain 2.3% Y Belgium 0.8% Y Czech Republic 0.2% Y

Asia Japan 11.9% Y

S. Korea 1.7% N China* 3.9% N/A

Americas Canada 2.3% Y

Mexico 1.7% Y Chile* 0.2% Y Argentina* 0.4% Y Peru* 0.2% N

USA USA 30.0% Y

Presence in 20 countries, representing nearly 70% of world GDP

Business, Sports and Entertainment

Education and Healthcare

International

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*New Country Entry

Strategy #2:

Accelerating Organic Growth

Greenfield Geographic Adjacencies New Sectors/Services Base Business Growth Net New Business Growth

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #2: Build B&I

Base business growth

Wins based on tangible value proposition Expertise in nil subsidy P&L’s New retail oriented concepts Entry into new/developing countries, e.g. China

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #2:

Diversify Growth Sectors

Healthcare Specialty Education S&E

S&E 2%

Other 7%

Education 6%

Specialty 10%

H/C 15%

B&I 60%

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #2: Healthcare and Education –Opportunities for Self Op Conversion

Total Opportunity ($ in billions)

% Contracted

Europe Healthcare $43 14%

Europe Education $22 22%

Source—Gira

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #3: Drive Ongoing Margin Improvement

Focusing on unit level contribution Driving top line growth Achieving economies of scale Investing in IT tools and metrics

Business, Sports and Entertainment

Education and Healthcare

International

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Strategy #4: Acquisitions

Existing countries to enter new sectors…build depth New countries…increase reach

Bolt-ons…drive synergies

New services…expanded offerings

Business, Sports and Entertainment

Education and Healthcare

International

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